UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2005

BLUEGREEN CORPORATION
(Exact name of registrant as specified in its charter)

MASSACHUSETTS	0-19292	03-0300793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
4960 Conference Way, North, Suite 100, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 912-8000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 19, 2005, Robert F. Dwors was appointed by the Board of Directors to serve on the Board of Directors of Bluegreen Corporation (the "Company") filing a vacancy created upon the expansion of the Board. Mr. Dwors was determined by the Board to be an independent director and he is expected to be appointed to serve on the Board of Director's Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEGREEN CORPORATION

Date: October 26, 2005
By: /S/ ANTHONY M. PULEO
Name: Anthony M. Puleo_______________
Title: Senior Vice President, Chief Financial
Officer and Treasurer